Stock-Based Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based Compensation

Note 6    Stock-based Compensation

Stock-based compensation expense was allocated based on the employees’ or non-employees’ function as follows:

	Three Months Ended March 31,
	2014	2015
Research and development	$15	$17
Selling, general and administrative	69	81

	$84	$98

The Company granted options to purchase 550,044 shares of common stock at an exercise price of $0.75 per share during the three months ended March 31, 2014. The Company granted options to purchase 117,500 shares of common stock at an exercise price of $4.25 per share during the three months ended March 31, 2015. The weighted-average fair value of the stock options granted was $0.06 per share and $2.94 per share for the three months ended March 31, 2014 and 2015, respectively.

The following assumptions were used to estimate the fair value of stock options granted using the Black-Scholes Merton option-pricing model (“Black Scholes Model”):

	Three Months Ended March 31,
	2014	2015
Risk-free interest rate	2.01%	1.28%
Expected term in years	6.25	6.25
Expected volatility	80%	80%
Expected dividend yield	0%	0%

11.	Stock-Based Compensation

In connection with the Acquisition, Corindus exchanged options to purchase shares of its common stock for YIDI’s options to purchase shares of YIDI’s common stock (the “Replacement Plan Options”). The 2014 Stock Award Plan (the 2014 Plan) is the replacement plan for options previously awarded under the Corindus, Inc. 2006 Umbrella Option Plan and the Corindus, Inc. 2008 Stock Incentive Plan and is the plan under which all future Company options will be issued. The 2014 Stock Award Plan is limited to award issuances which in the aggregate cannot exceed 9,035,016 shares, all of which shares will be used for the issuance of the Company stock-based awards, including options to purchase common stock, restricted stock and restricted stock units. Replacement Plan Options are exercisable for up to ten years from the date of original vesting commencement date of the options.

A summary of the activity under the Company’s stock option plans is as follows. Such information has been retrospectively adjusted to give effect to the exchange of stock options that occurred upon the Acquisition.

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2013	8,548,357	$0.62	7.00	$394
Granted	882,070	$0.77
Cancelled	(752,410)	$0.60

Outstanding at December 31, 2014	8,678,017	$0.64	6.30	$31,359

Exercisable at December 31, 2014	6,377,398	$0.60	5.56	$23,299

Vested and expected to vest at December 31, 2014	8,539,979	$0.63	6.27	$30,846

Options available for grant at December 31, 2014	356,999

Stock-based compensation expense was allocated based on the employees’ function as follows:

	Years Ended December 31,
	2013	2014
Research and development	$59	$95
Selling, general and administrative	270	282

	$329	$377

The fair value of employee options is estimated on the date of each grant using the Black-Scholes Model. The weighted-average grant date fair value of options granted during the year ended December 31, 2013 and 2014 were $0.24 and $0.16, respectively. As of December 31, 2014, there was approximately $427 of unrecognized compensation cost related to non-vested stock-based compensation arrangements under the 2014 Plan. That cost is expected to be recognized over a weighted-average period of 2.29 years.

At December 31, 2014, there were 14,242,395 shares of common stock reserved for the potential exercise of warrants (5,207,379) and stock options (9,035,016).